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                         FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS FIRST AMENDMENT (this "First Amendment"), dated as of March 27, 1998, is among AKORN, INC., a corporation organized under the laws of the State of Louisiana ("Akorn"), TAYLOR PHARMACEUTICALS, INC., a corporation organized under the laws of the State of Illinois ("Taylor"; collectively with Akorn, the "Borrowers", and each a "Borrower") and THE NORTHERN TRUST COMPANY, an Illinois banking corporation (the "Lender"), and shall amend that certain Credit Agreement dated as of December 29, 1997 among the Borrowers and the Lender (the "Credit Agreement").

                                     WITNESSETH:

     WHEREAS, the Borrowers and the Lender are parties to the Credit Agreement; and

     WHEREAS, the Borrowers and the Lender desire to amend the Credit Agreement in certain respects as set forth herein;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

1.   AMENDMENT TO THE CREDIT AGREEMENT.

     1.1 TERMS USED. Terms used but not otherwise defined herein are used with the same meanings as provided therefor in the Credit Agreement.

     1.2 SECTION 2. Section 2.3 of the Credit Agreement is hereby deleted in its entirety and the following is hereby inserted in lieu thereof:

               2.3 PREPAYMENT, COMMITMENT REDUCTION. Borrowers shall have the right at any time on three (3) days' prior written notice to the Lender to voluntarily prepay all or part of the Loans and permanently reduce or terminate the Commitment, and no prepayment fee, premium or penalty shall be payable in connection with any such voluntary prepayment, except LIBOR funding breakage costs in accordance with SECTION 2.10(b). Upon any such prepayment and permanent reduction or termination of the Commitment, Borrowers' right to receive Advances shall simultaneously terminate or be permanently reduced, as the case may be.

2.   REPRESENTATIONS AND WARRANTIES.

          The Borrowers hereby remake, as at the date of execution hereof, all of the representations and warranties set forth in Section 4 of the Credit Agreement as amended hereby and

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additionally represents and warrants that:  (a) the borrowings under the
Credit Agreement as amended hereby, the execution and delivery by the Borrowers of this First Amendment and the performance by the Borrowers of their obligations under this First Amendment and the Credit Agreement as amended hereby are within the Borrowers' corporate powers, have been authorized by all necessary corporate action, have received all necessary governmental approval (if any shall be required) and do not and will not contravene or conflict with any provision of law or of the charter or by-laws of either of the Borrowers or any subsidiary or of any agreement binding upon the Borrowers or any subsidiary; and (b) no Default or Event of Default under the Credit Agreement as amended hereby has occurred and is continuing on the date of execution hereof.

3.   CONDITIONS OF EFFECTIVENESS.

          The effectiveness of this First Amendment is subject to the conditions precedent that the Lender shall have received all of the following, each duly executed and dated the date hereof, in form and substance satisfactory to the Lender and its counsel, at the expense of the Borrowers, and in such number of signed counterparts as the Lender may request:

          (a)  FIRST AMENDMENT.  This First Amendment;

          (b) BRING-DOWN STATEMENT. A signed statement on behalf of each Borrower certifying that (1) the resolutions of the Board of Directors of each Borrower, dated as of December 23, 1997 and delivered to Lender pursuant to the Credit Agreement, approving and authorizing the execution, delivery and performance of the Loan Documents, including any amendments thereto, have not been revoked, modified, amended or rescinded and remain in full force and effect, and (2) the incumbency certificates of each Borrower, delivered to Lender pursuant to the Credit Agreement, setting forth the signature and incumbency of each person authorized to execute the Loan Documents, including any amendments thereto, remain true, accurate, correct and complete.

          (c)  MISCELLANEOUS.  Such other documents as the Lender may request.

4.   MISCELLANEOUS.

     4.1 COUNTERPARTS. This First Amendment may be executed by the parties on any number of separate counterparts and by each party on separate counterparts; each counterpart shall be deemed an original instrument; and all of the counterparts taken together shall be deemed to constitute one and the same instrument.

     4.2 SUCCESSORS AND ASSIGNS. This First Amendment and the Credit Agreement as amended hereby shall be binding upon and inure to the benefit of the Borrowers, the Lender and their respective successors and assigns, except that the Borrowers may not transfer or assign any of its rights or interest hereunder or thereunder without the prior written consent of the Lender.

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     4.3  CAPTIONS.  Captions in this First Amendment are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     4.4 FEES. The Borrowers agree to pay or reimburse the Lender for all reasonable costs and expenses of preparing and seeking advice in regard to this First Amendment and any document or instrument executed in connection herewith and therewith (including legal fees and reasonable time charges of attorneys who may be employees of the Lender, whether in or out of court, in original or appellate proceedings or in bankruptcy).

     4.5 GOVERNING LAW. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS (WITHOUT REGARD TO CONFLICT OF LAW PROVISIONS) OF THE STATE OF ILLINOIS APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN COOK COUNTY, CITY OF CHICAGO, ILLINOIS, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS FIRST AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, PROVIDED, THAT LENDER AND BORROWERS ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF COOK COUNTY, CITY OF CHICAGO, ILLINOIS AND PROVIDED, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE LENDER FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF LENDER. EACH BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH BORROWER HEREBY WAIVES ANY OBJECTION WHICH SUCH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS OR OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH BORROWER AT THE ADDRESS SET FORTH IN THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH BORROWER'S ACTUAL RECEIPT THEREOF OR THREE (3) DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

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     4.6  AMENDMENT TO CREDIT AGREEMENT.  This First Amendment shall be deemed to be an amendment to the Credit Agreement. All references to the Credit Agreement in any other document or instrument shall be deemed to refer to the Credit Agreement as previously amended and amended hereby. As hereby amended, the Credit Agreement is hereby ratified and confirmed in each and every respect.


                            [signature page to follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this First
Amendment to be executed by their duly authorized officers as of the day and year first written above.


                                        AKORN, INC.,
                                        a Louisiana corporation


                                        By: /s/ Rita J. McConville
                                           -----------------------------------
                                        Name:  Rita J. McConville
                                        Title: CFO



                                        TAYLOR PHARMACEUTICALS, INC.,
                                        an Illinois corporation


                                        By: /s/ Rita J. McConville
                                           -----------------------------------
                                        Name:  Rita J. McConville
                                        Title: Secretary



                                        THE NORTHERN TRUST COMPANY,
                                        an Illinois banking corporation


                                        By: /s/ Brian D. Beitz
                                           -----------------------------------
                                        Name:  Brian D. Beitz
                                        Title: Vice President